Exhibit 99.1

                     Gladstone Capital Corporation
Reports Results for the Fourth Quarter and Fiscal Year Ended September
                               30, 2007


    -- Net Investment Income for the quarter ended September 30, 2007 was $5.7 million, or $0.39 per common share

    -- Net Investment Income for the fiscal year ended September 30, 2007 was $22.3 million, or $1.69 per common share


    MCLEAN, Va.--(BUSINESS WIRE)--December 3, 2007--Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the quarter and fiscal year ended September 30, 2007. All share references are based on weighted average common shares outstanding, unless otherwise noted. For the fiscal year ended September 30, 2007, there were no options outstanding to dilute outstanding shares.

    Net Investment Income for the quarter ended September 30, 2007 increased 15.3% to $5,668,407, as compared to $4,916,268, for the quarter ended September 30, 2006. Net Investment Income for the quarter ended September 30, 2007 was $0.39 per share and $0.42 per share for the quarter ended September 30, 2006. Net Investment Income for the fiscal year ended September 30, 2007 increased 15% to $22,260,556, or $1.69 per share, as compared to $19,350,580, or $1.70 per basic share and $1.67 per diluted share for the fiscal year ended September 30, 2006.

    For the quarter ended September 30, 2007, Net Increase in Net Assets Resulting from Operations was $738,951, or $0.05 per share, as compared to $5,063,429, or $0.44 per basic share and $0.43 per diluted share, for the same period one year ago. Net Increase in Net Assets Resulting from Operations for the fiscal year ended September 30, 2007 decreased 46% to $14,952,004, or $1.13 per share, as compared to $24,430,235, or $2.15 per basic share and $2.10 per diluted share, for the fiscal year ended September 30, 2006. The primary difference between the current and prior year periods is the result of net unrealized depreciation and appreciation of the Company's investment portfolio. The Company recorded net unrealized depreciation of $4,888,519 and $7,354,434 for the quarter and fiscal year ended September 30, 2007, respectively, compared to net unrealized appreciation on its investments of $198,735 and $5,968,555 for the quarter and fiscal year ended September 30, 2006, respectively.

    Total assets were $367,729,138 at September 30, 2007, as compared to $225,783,215 at September 30, 2006. Net asset value was $220,958,735, or $14.97 per actual common share outstanding, at September 30, 2007 as compared to $172,570,487, or $14.02 per actual common share outstanding, at September 30, 2006.

    The annualized weighted average yield on the Company's portfolio was 11.0% and 12.0% for the quarter and fiscal year ended September 30, 2007, respectively, as compared to 13.2% and 12.7% for the quarter and fiscal year ended September 30, 2006, respectively.

    For the fiscal year ended September 30, 2007, the Company reported the following activity:

    --  Returned 11.3% on average equity outstanding for the year;

    -- Purchased a portfolio of media and communication loans for approximately $63.3 million;

    -- Funded approximately $198.4 million of new investments in addition to the media portfolio;

    -- Received principal repayments of $121.8 million, which included scheduled principal repayments;

    -- Received $2.2 million of success fees in connection with the full repayment of four investments;

    --  Received prepayment penalties of approximately $500,000;

    -- Converted a non-performing loan of approximately $900,000 into an equity investment for 100% ownership of the company;

    -- Issued 2,550,000 shares of common stock for aggregate net proceeds of approximately $56.8 million, all of which were used to repay outstanding borrowings on the Company's line of credit;

    -- Paid monthly cash dividends of $0.14 per common share for each month in fiscal year 2007, for an annual dividend of $1.68 per share; and

    -- Net Asset Value increased 6.8% from $14.02 to $14.97 per share.

    At September 30, 2007, the Company had investments in debt and equity securities and loans to syndicated loan participants in 56 private companies having an aggregate cost basis of approximately $355.8 million and a fair value of approximately $349.8 million.

    Subsequent to September 30, 2007, the Company:

    -- Funded approximately $56.2 million in additional new investment to existing and new portfolio companies;

    -- Declared monthly cash dividends of $0.14 per common share for each of the months of October, November, and December, 2007; and

    -- Completed a public offering in October 2007 of 2,500,000 shares of common stock at a public offering price of $18.70 per share for net proceeds of approximately $43.7 million, all of which were used to repay outstanding borrowings on the Company's line of credit. In connection with this offering, in November, the underwriter exercised its over-allotment option to purchase an additional 375,000 shares of common stock for additional net proceeds of approximately $6.6 million.

    "Although our fourth quarter was uneventful in terms of production, overall fiscal year 2007 produced double-digit growth, with a 15% increase in Net Investment Income. We are very pleased with our net new production of about $140 million. Our growth during fiscal year 2007 reflects the dedication and hard work of our entire team," said Chip Stelljes, President and Chief Investment Officer. "We are also very excited about the positive start in production for our 2008 fiscal year and are eager to continue to grow our portfolio in the upcoming year."

    The financial statements below are without footnotes. We have filed a Form 10-K today for the fiscal year ended September 30, 2007 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

    Gladstone Capital will host a conference call at 8:30 a.m. EST, December 4, 2007. Please call 877-407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions. The replay number will be available two hours after the call for approximately 30 days. To hear the replay, please dial 877-660-6853 and use Access Code 286 and ID code 262854.

    For further information contact Investor Relations at 703-287-5893.

    This press release may include statements that may constitute "forward-looking statements," including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "strive," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended September 30, 2007, as filed with the Securities and Exchange Commission on December 3, 2007. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.




GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES
(Unaudited)
                                           September 30, September 30,
                                               2007          2006
                                           ------------- -------------
ASSETS
Non-Control/Non-Affiliate Investments
 (Cost 9/30/2007: $354,835,652; 9/30/2006:
 $216,202,986)                             $348,920,982  $217,642,750
Control investments (Cost 9/30/2007:
 $923,548)                                      923,548             -
                                           ------------- -------------
Total investments at fair value (Cost
 9/30/07: $355,759,200; 9/30/06
 $216,202,986)                              349,844,530   217,642,750
Cash and cash equivalents                     8,838,658       731,744
U.S. Treasury bill                            2,484,464             -
Interest receivable - investments in debt
 securities                                   2,425,555     1,394,942
Interest receivable - employees                  21,417        37,396
Due from custodian                            3,230,385     3,587,152
Deferred financing fees                         186,270       145,691
Prepaid assets                                  337,106       226,747
Due from employees                                    -     1,803,283
Other assets                                    360,753       213,510
                                           ------------- -------------
TOTAL ASSETS                               $367,729,138  $225,783,215
                                           ============= =============

LIABILITIES
Accounts payable                           $      6,013  $      4,072
Interest payable                                587,514       247,530
Administration fee due to Administrator         237,510             -
Fees due to Adviser                             708,517       240,363
Borrowings under lines of credit            144,440,000    49,993,000
Withholding taxes payable                             -     1,803,283
Accrued expenses and deferred liabilities       790,849       721,287
Funds held in escrow                                  -       203,193
                                           ------------- -------------
TOTAL LIABILITIES                           146,770,403    53,212,728
                                           ------------- -------------
NET ASSETS                                 $220,958,735  $172,570,487
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 14,762,574 and
 12,305,008 shares issued and outstanding,
 respectively                              $     14,763  $     12,305
Capital in excess of par value              235,906,665   181,572,776
Notes receivable - employees                 (9,230,502)  (10,248,308)
Net unrealized (depreciation) appreciation
 on investments                              (5,914,670)    1,439,764
Unrealized depreciation on derivative          (291,686)     (253,716)
Accumulated undistributed net investment
 income                                         474,165        47,666
                                           ------------- -------------
TOTAL NET ASSETS                           $220,958,735  $172,570,487
                                           ============= =============
NET ASSETS PER SHARE                       $      14.97  $      14.02
                                           ============= =============






GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                               Three Months Ended
                                                  September 30,
                                               2007          2006
                                           ------------- -------------
INVESTMENT INCOME
   Interest income - investments           $ 10,348,191  $  7,148,853
   Interest income - cash and cash
    equivalents                                  77,306        16,667
   Interest income - notes receivable from
    employees                                   122,247       118,338
   Prepayment fees and other income              60,000        62,153
                                           ------------- -------------
      Total investment income                10,607,744     7,346,011
                                           ------------- -------------

EXPENSES
   Interest expense                           2,532,103       935,922
   Loan servicing                             1,246,981       763,851
   Base Management fee                          595,974       328,520
   Incentive fee                              1,133,681             -
   Administration fee                           237,510             -
   Professional fees                            154,360       148,568
   Amortization of deferred financing fees       68,598        45,571
   Stockholder related costs                     26,285        30,539
   Directors fees                                66,250        34,500
   Insurance expense                             57,539        54,598
   Stock option compensation                          -         5,700
   Other expenses                               108,621       333,059
                                           ------------- -------------
      Expenses before credit from Adviser     6,227,902     2,680,828
                                           ------------- -------------
   Credit to base management and incentive
    fees from Adviser                        (1,288,565)     (302,765)
                                           ------------- -------------
      Total expenses net of credit to base
       management and incentive fees          4,939,337     2,378,063
                                           ------------- -------------

NET INVESTMENT INCOME BEFORE INCOME TAXES     5,668,407     4,967,948
                                           ------------- -------------
   Income tax expense                                 -        51,680
                                           ------------- -------------
NET INVESTMENT INCOME                         5,668,407     4,916,268
                                           ------------- -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized loss on sale of investments         (37,004)            -
   Realized gain on settlement of
    derivative                                    8,160        13,647
   Unrealized depreciation on derivative        (12,093)      (65,221)
   Net unrealized (depreciation)
    appreciation on investments              (4,888,519)      198,735
                                           ------------- -------------
      Net gain (loss) on investments         (4,929,456)      147,161

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $    738,951  $  5,063,429
                                           ============= =============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
      Basic                                $       0.05  $       0.44
                                           ============= =============
      Diluted                              $       0.05  $       0.43
                                           ============= =============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
      Basic                                  14,589,754    11,573,200
      Diluted                                14,589,754    11,767,902






GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)                                 Year Ended September 30,
                                               2007          2006
                                           ------------- -------------
INVESTMENT INCOME
   Interest income - investments           $ 35,412,893  $ 25,646,746
   Interest income - cash and cash
    equivalents                                 255,489        38,381
   Interest income - notes receivable from
    employees                                   526,164       441,341
   Prepayment fees and other income             491,973       773,378
                                           ------------- -------------
      Total investment income                36,686,519    26,899,846
                                           ------------- -------------

EXPENSES
   Interest expense                           7,225,628     3,238,615
   Loan servicing                             3,624,390     2,907,875
   Base Management fee                        2,402,049     1,284,414
   Incentive fee                              4,607,688             -
   Administration fee                           719,256             -
   Professional fees                            522,970       548,326
   Amortization of deferred financing fees      267,231       140,143
   Stockholder related costs                    216,736       303,709
   Directors fees                               233,720       116,212
   Insurance expense                            248,877       206,554
   Stock option compensation                          -       285,318
   Other expenses                               328,143       484,722
                                           ------------- -------------
      Expenses before credit from Adviser    20,396,688     9,515,888
                                           ------------- -------------
   Credit to base management and incentive
    fees from Adviser                        (5,970,725)   (2,068,539)
                                           ------------- -------------
      Total expenses net of credit to base
       management and incentive fees         14,425,963     7,447,349
                                           ------------- -------------

NET INVESTMENT INCOME BEFORE INCOME TAXES    22,260,556    19,452,497
                                           ------------- -------------
   Income tax expense                                 -       101,917
                                           ------------- -------------
NET INVESTMENT INCOME                        22,260,556    19,350,580
                                           ------------- -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on sale of
    investments                                  44,494      (903,945)
   Realized gain on settlement of
    derivative                                   39,358        15,014
   Unrealized (depreciation) appreciation
    on derivative                               (37,970)           31
   Net unrealized (depreciation)
    appreciation on investments              (7,354,434)    5,968,555
                                           ------------- -------------
      Net gain (loss) on investments         (7,308,552)    5,079,655

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                $ 14,952,004  $ 24,430,235
                                           ============= =============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
      Basic                                $       1.13  $       2.15
                                           ============= =============
      Diluted                              $       1.13  $       2.10
                                           ============= =============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
      Basic                                  13,173,822    11,381,378
      Diluted                                13,173,822    11,615,922






GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
                                               Three Months Ended
                                                  September 30,
                                               2007          2006
                                           ------------- -------------
Per Share Data (1)
------------------------------------------
   Net asset value at beginning of period  $      15.11  $      13.95
                                           ------------- -------------
   Income from investment operations:
      Net investment income (2)                    0.39          0.42
      Net unrealized (depreciation)
       appreciation on investments (2)            (0.34)         0.02
      Net unrealized depreciation on
       derivative (2)                                 -         (0.01)
                                           ------------- -------------
   Total from investment operations                0.05          0.43
                                           ------------- -------------
   Less distributions:
      Distributions to stockholders (2)(3)        (0.42)        (0.42)
                                           ------------- -------------
   Total distributions                            (0.42)        (0.42)
                                           ------------- -------------
   Issuance of common stock under shelf
    offering                                       0.21             -
   Issuance of common stock under stock
    option plan                                       -          1.10
   Offering costs                                 (0.02)            -
   Repayment of principal on notes
    receivable                                     0.04             -
   Dilutive effect of share issuance                  -         (1.04)
                                           ------------- -------------
   Net asset value at end of period        $      14.97  $      14.02
                                           ============= =============

   Per share market value at beginning of
    period                                 $      21.46  $      21.39
   Per share market value at end of period        19.52         22.01
   Total return-not annualized (4)                -7.11%         4.85%
   Shares outstanding at end of period       14,762,574    12,305,008

   Ratios/Supplemental Data
------------------------------------------
   Net assets at end of period             $220,958,735  $172,570,487
   Average net assets (5)                  $221,546,022  $162,057,242
   Ratio of expenses to average net
    assets-annualized (6)                         11.24%         6.71%
   Ratio of net expenses to average net
    assets-annualized (7)                          8.92%         6.00%
   Ratio of net investment income to
    average net assets-annualized                 10.23%        12.13%



                                            Year Ended September 30,
                                               2007          2006
                                           ------------- -------------
Per Share Data (1)
------------------------------------------
   Net asset value at beginning of period  $      14.02  $      13.41
                                           ------------- -------------
   Income from investment operations:
      Net investment income (2)                    1.69          1.70
      Realized gain (loss) on sale of
       investments (2)                                -         (0.08)
      Net unrealized (depreciation)
       appreciation on investments (2)            (0.56)         0.53
                                           ------------- -------------
   Total from investment operations                1.13          2.15
                                           ------------- -------------
   Less distributions:
      Distributions to stockholders (2)(3)        (1.68)        (1.64)
                                           ------------- -------------
   Total distributions                            (1.68)        (1.64)
                                           ------------- -------------
   Issuance of common stock under shelf
    offering                                       1.55             -
   Issuance of common stock under stock
    option plan                                       -          1.19
   Offering costs                                 (0.05)            -
   Stock compensation expense                         -          0.02
   Repayment of principal on notes
    receivable                                     0.06          0.02
   Stock surrendered to settle withholding
    tax obligation                                (0.06)            -
   Dilutive effect of share issuance                  -         (1.13)
                                           ------------- -------------
   Net asset value at end of period        $      14.97  $      14.02
                                           ============= =============

   Per share market value at beginning of
    period                                 $      22.01  $      22.55
   Per share market value at end of period $      19.52  $      22.01
   Total return (4)                               -4.40%         5.21%
   Shares outstanding at end of period       14,762,574    12,305,008

   Ratios/Supplemental Data
------------------------------------------
   Net assets at end of period             $220,958,735  $172,570,487
   Average net assets (5)                  $189,731,888  $155,867,538
   Ratio of expenses to average net assets
    (6)                                           10.75%         6.16%
   Ratio of net expenses to average net
    assets (7)                                     7.60%         4.84%
   Ratio of net investment income to
    average net assets                            11.73%        12.42%





(1) Based on actual shares outstanding at the end of the corresponding period.

(2) Based on weighted average basic per share data.

(3) Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(4) Total return equals the change in the ending market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital.

(5) Average net assets are computed using the average balance of net assets at the end of each reporting month.

(6) Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and including income tax expense.

(7) Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and including income tax expense.



    CONTACT: Gladstone Capital Corp.
             Kerry Finnegan, 703-287-5893